EXHIBIT 99.1

                   SECOND REAFFIRMATION OF VOTING AGREEMENT
                   AND SHARE TRANSFER RESTRICTION AGREEMENT


     SECOND REAFFIRMATION OF VOTING AGREEMENT AND SHARE TRANSFER RESTRICTION AGREEMENT, dated as of September 2, 1999 (this "Agreement"), to the Voting Agreement, dated as of March 16, 1999 (the "Voting Agreement"), among certain shareholders (collectively, the "Shareholders") of Global Crossing Ltd., a company formed under the laws of Bermuda ("Global"), Frontier Corporation, a New York corporation (together with its successors and assigns, "Frontier"), and Global.

         A. Simultaneously with their execution of the Voting Agreement, Global, Frontier and GCF Acquisition Corp. ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger of Merger Sub with and into Frontier (the "Merger").

         B. Simultaneously with their execution of the Reaffirmation of Voting Agreement, dated as of May 16, 1999, Global, Frontier and Merger Sub entered into Consent and Amendment No. 1 to the Merger Agreement ("Amendment No. 1").

         C. The parties intend concurrently with the execution of this Agreement to execute Amendment No. 2 ("Amendment No. 2") to the Merger Agreement, as amended by Amendment No. 1, in order to provide for certain changes to the terms and conditions thereof.

         D. The parties to the Voting Agreement now desire to amend certain provisions of the Voting Agreement in accordance with Section 4(c) of the Voting Agreement.

         E. Each Shareholder beneficially owns shares of Common Stock, par value $.01 per share, of Global as set forth opposite such Shareholder's name on Exhibit A. All such shares, together with any shares of capital stock of Global such Shareholder hereinafter acquires, are referred to herein as the "Subject Shares".

         F. The Shareholders and Global desire to enter into this Agreement to provide for, among other things, certain restrictions on the sale or other transfer of the record ownership or beneficial ownership, or both, of the Subject Shares during the term of this Agreement.

         G. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Voting Agreement.



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                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                 SECTION 1. Second Reaffirmation of Voting Agreement.

                 1.1 Supplement. Section 1(c) of the Voting Agreement is hereby supplemented by the following: "Each Shareholder acknowledges receipt and review of a copy of Amendment No. 2."

                 1.2 Second Reaffirmation. Each Shareholder reaffirms its obligations under Section 1(a) of the Voting Agreement to be present, in person or represented by proxy, at each meeting of shareholders of Global or in connection with any written consent and to vote (or cause to be voted) or to deliver a written consent (or cause a consent to be delivered) covering all the Subject Shares held by such Shareholder and all Voting Shares to approve the Share Issuance and the Global Charter Amendment and any action required in furtherance thereof and of the Merger and if applicable, the Alternative Merger, and against any action which would reasonably be expected to result in a failure of the conditions described in Section 6.3 of the Merger Agreement to be satisfied, all pursuant to the terms and conditions set forth in the Merger Agreement, as amended by Amendment No. 1 and Amendment No. 2.

                 SECTION 2. Covenants of the Shareholders. As between each of the Shareholders and Global the following agreements in this Section 2 shall be applicable:

                 2.1 Transfer of Subject Shares. During the term of this Agreement, each Shareholder shall not transfer record ownership or beneficial ownership, or both, of any Subject Shares; provided, that each Shareholder shall be permitted to transfer ownership of Subject Shares (i) in connection with donations to charitable organizations, (ii) pledges or similar security arrangements with third party lenders, (iii) if consented to, prior to the Effective Time, by Global and Frontier, (iv) if consented to, subsequent to the Effective Time, by a committee (the "Committee") of the Board of Directors of Global consisting of one former representative of Frontier (the "Frontier Representative") and one Global member (such consent not to be unreasonably withheld), (v) in connection with a qualified or other domestic relations order or other judicial order, and (vi) in connection with transfers made solely for estate planning purposes, so long as the transferee agrees in writing to be bound by the terms of this Agreement. For the purpose of this Agreement, the term "transfer" means a sale, an assignment, a grant, a transfer, or other disposition of any Subject Shares or any interest of any nature in any Subject Shares, including, without limitation, the "beneficial ownership" of such Subject Shares (as determined pursuant to Regulation 13D-G under the Securities Exchange Act of 1934, as amended).

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Nothing herein shall affect the obligations of each Shareholder under Section
2 of the Voting Agreement.

                 2.2 Post Termination Sales. Each Shareholder shall in good faith work toward implementing a program with the purpose that, if and when any such Shareholder determines to sell or otherwise transfer the Subject Shares subsequent to the Termination Date, such sales or transfers would be effected in such a manner as to provide for an orderly trading market for shares of Global Common Stock.

                 2.3 Further Assurances. Each Shareholder shall execute and deliver during the term of this Agreement, such further certificates, agreements and other documents as Global determines in its sole discretion are necessary or appropriate to implement the restrictions on transfer of the Subject Shares contained in Section 2.1 hereof.

                 SECTION 3. Representations and Warranties of the Shareholders. Each Shareholder severally represents and warrants to each of Frontier and Global as follows:

                 3.1 Power and Authority. Each Shareholder has all requisite power and authority to execute and deliver and perform its obligations under this Agreement.

                 3.2 Authorization; Contravention. The execution and delivery by each Shareholder of this Agreement and the performance by it of its obligations under this Agreement have, (1) in the case of each Shareholder that is a corporation, been duly authorized by all necessary corporate action and (2) do not and will not conflict with or result in a violation pursuant to, (A) in the case of each Shareholder that is a corporation, any provision of its certificate of incorporation or bylaws, or similar organizational document, or (B) any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder, the Subject Shares or any of such Shareholder's other properties or assets.

                 3.3 Binding Effect. This Agreement, when executed and delivered by each Shareholder will constitute a valid and binding obligation of such Shareholder, enforceable against such Shareholder, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.


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                 3.4  Ownership.  Each Shareholder is the record owner or
beneficial owner of the Subject Shares listed beside its name in Exhibit A, free and clear of liens except with respect to pledges or other liens that such Shareholder would be entitled to effect or create as of the date of this Agreement pursuant to the second sentence of Section 2 of the Voting Agreement and in accordance with the terms thereof. As of the date of this Agreement, each Shareholder does not own beneficially or of record any equity securities of Global other than the Subject Shares. No Shareholder has appointed or granted any proxy which is still effective with respect to its Subject Shares. Each Shareholder has sole voting power or power to direct the vote of the Global Common Stock set forth beside its name on Exhibit A and on the record date and the date of the Global Shareholders Meeting at which the Share Issuance and the Global Charter Amendment and, if applicable, the Alternative Merger, shall be presented for approval, each Shareholder will have sole voting power or power to direct the vote of all such Shareholder's Subject Shares.

                 3.5 Litigation. There is no action, suit, investigation, complaint or other proceeding pending against any Shareholder or, to the knowledge of any Shareholder, threatened against any Shareholder or any other entity or person that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) performance by any party of its obligations under this Agreement.

                 SECTION 4.  Miscellaneous Provisions.

                 4.1  No Waivers; Remedies; Specific Performance.

                          4.1.1 No failure or delay by Frontier or Global, as the case may be, in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

                          4.1.2 In view of the uniqueness of the obligations contained in this Agreement and the fact that Frontier or Global, as the case may be, would not have an adequate remedy at law for money damages in the event that any obligation under this Agreement is not performed in accordance with its terms, each of the Shareholders therefore agrees that Frontier or Global, as the case may be, shall be entitled to specific enforcement of the terms


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                 of this Agreement in addition to any other remedy to which
                 Global or Frontier may be entitled, at law or in equity.

                 4.2 Amendments, etc. No amendment, modification, termination, or waiver of any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the Shareholder thereby affected and, with respect to matters relating to Section 1 hereof, by Frontier and Global, and, with respect to matters relating to Section 2 hereof, by Global and Frontier if prior to the Effective Time, and by the Committee if subsequent to the Effective Time, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

                 4.3  Successors and Assigns; Third Party Beneficiaries.

                          4.3.1 No party shall assign any of its rights or delegate any of its obligations under this Agreement. Any assignment or delegation in contravention of this Section
                 4.3.1 shall be void ab initio and shall not relieve the assigning or delegating party of any obligation under this Agreement.

                          4.3.2 The provisions of this Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the express beneficiaries thereof (to the extent provided therein) and their respective permitted heirs, executors, legal representatives, successors and assigns, and no other person.

                 4.4 Governing Law. This Agreement and all rights, remedies, liabilities, powers and duties of the parties hereto, shall be governed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

                 4.5 Severability of Provision. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.


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                 4.6 Term.  This Agreement shall be effective as of the date specified in the first paragraph of this Agreement, and shall terminate upon the first to occur of (i) that date which is six months after the Effective Time of the Merger and (ii) the termination of the Merger Agreement pursuant to Section 7.1 thereof (the "Termination Date").

                 4.7 Survival. Each representation, warranty or covenant shall remain in full force and effect until the Termination Date.

                 4.8 Submission to Jurisdiction; Waiver. Each Shareholder and Global irrevocably agrees that any legal action or proceeding with respect to this Agreement may be brought and determined in the courts of the State of New York, and each Shareholder, Frontier and Global hereby irrevocably submit with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts. Each Shareholder, Frontier and Global hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 4.8, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. This Agreement does not involve less than $250,000 and the parties intend that Section 5-1401 of the New York General Obligations will apply to this Agreement.

                 4.9 Waiver of Jury Trial. Each party, as a condition of its right to enforce or defend any right under or in connection with this Agreement, waives any right to a trial by jury in any action to enforce or defend any right under this Agreement and agrees that any action shall be tried before a court and not before a jury.

                 4.10 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an originals, with the same effect as if all signatures were on the same instrument.






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         IN WITNESS WHEREOF, the parties have executed and delivered this agreement as of the date first written above.

                                       FRONTIER CORPORATION

                                       By:      /s/ Joseph P. Clayton
                                                    Joseph P. Clayton
                                                Chief Executive Officer

                                       GLOBAL CROSSING LTD.

                                       By:      /s/ Thomas J. Casey
                                                Thomas J. Casey
                                                Vice Chairman

                                       BROWN LIVING TRUST
                                       RIDGESTONE CORP.

                                       By:      /s/ Abbott L. Brown
                                                Abbott L. Brown

                                       GALENIGHT CORP.

                                       By:      /s/ Barry Porter
                                                Barry Porter

                                       CONTINENTAL CASUALTY
                                         CORPORATION
                                       CONTINENTAL CASUALTY CORP.
                                       DESIGNATED HIGH YIELD FUND

                                       By:      /s/ Hillel Weinberger
                                                Hillel Weinberger

                                       GLOBAL CROSSING TRUST 1998

                                       By:      /s/ Hillel Weinberger
                                                Hillel Weinberger, as Trustee

                                       GLOBAL CROSSING PARTNERS

                                       By:      /s/ Hillel Weinberger
                                                Hillel Weinberger,
                                                as general partner



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                                      CIBC WG ARGOSY MERCHANT FUND 3, LP
                                      CIBC WOOD GUNDY CAPITAL (SFC) INC.
                                      CO-INVESTMENT MERCHANT FUND, LLC
                                      GLOBAL CROSSING LTD., LDC
                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE

                                      By:      /s/ Jay R. Bloom
                                               Jay R. Bloom

                                      DAVID AND ELLEN LEE FAMILY TRUST

                                      By:      /s/ David Lee
                                               David Lee, Trustee

                                      SAN PASQUAL CORP.

                                      By:      /s/ David Lee
                                               David Lee

                                      PACIFIC CAPITAL GROUP, INC.

                                      By:      /s/ Gary Winnick
                                               Gary Winnick

                                      GKW UNIFIED HOLDINGS, LLC

                                      By:      Pacific Capital Group, Inc.
                                               Manager

                                      By:      /s/ Gary Winnick
                                                   Gary Winnick


                                      MRCo, Inc.

                                      By:      /s/ Michael R. Steed
                                               Michael R. Steed


                                              /s/ Abbott L. Brown
                                              Abbott L. Brown


                                             /s/ Barry Porter
                                             Barry Porter



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                                          /s/ David L. Lee
                                          David L. Lee


                                         /s/ Gary Winnick
                                         Gary Winnick


                                         /s/ Lodwrick M. Cook
                                         Lodwrick M. Cook


                                         /s/ Hillel Weinberger
                                         Hillel Weinberger


                                         /s/ Jay R. Bloom
                                         Jay R. Bloom


                                         /s/ Michael R. Steed
                                         Michael R. Steed


























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                                   EXHIBIT A


                                Shares
                             Beneficially            Share            Vote
                                 Held                Ownership       Percentage


Gary Winnick                 87,591,172              21.22%           9.50%

CIBC(Including Jay           88,198,248              21.37%          24.59%
R. Bloom and
Michael R. Steed)

MRCo                         30,109,522               7.30%           8.40%
Continental                  36,442,735               8.83%           9.50%

Barry Porter                 17,063,809               4.13%           4.75%

David Lee                    18,559,028               4.50%           5.18%

Abbott Brown                 10,460,679               2.53%           2.91%
Lod Cook                      3,324,169               0.81%           0.93%

Hillel Weinberger             2,245,674               0.54%

Total                       293,995,036              71.23%           65.76%*

Total Company:              412,732,100

*Excluding shares beneficially held by Hillel Weinberger















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